                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 1999

                              MESA AIR GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                     0-15495                  85-0302351
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                      Identification No.)
       Incorporation

      410 North 44th Street, Suite 700, Phoenix, Arizona          85008
      (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:           (602)  685-4000

                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 2.     Acquisition or Disposition of Assets.

      On June 9, 1999, Mesa Air Group, Inc. ("Mesa Air") completed the acquisition of CCAIR, Inc. ("CCAIR") pursuant to the terms of the previously reported Merger Agreement, dated as of January 28, 1999 (the "Merger Agreement"), by and among Mesa Air, Mesa Merger Corporation ("Merger Sub") and CCAIR.

      Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into CCAIR (the "Merger"), with CCAIR surviving the Merger as a wholly-owned subsidiary of Mesa Air, effective as of June 9, 1999. Each share of CCAIR common stock was converted into the right to receive .6214 of a share of Mesa Air common stock. The conversion ratio was determined through arm's length negotiations.

      The Merger Agreement is incorporated herein by reference from Mesa Air's Registration Statement on Form S-4, filed on April 19, 1999 and is listed therein as Exhibit 2.2. A copy of Mesa Air's press release is incorporated herein by reference and is included as Exhibit 99.1 herein. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Pursuant to Item 7(a)(4) on Form 8-K, any required financial statements for CCAIR and any required financial information will be filed pursuant to an amendment to the Form 8-K as soon as practicable (but no later than 60 days following the date on which this report was required to have been filed).

      (b) Pursuant to Item 7(a)(4) on Form 8-K, any required pro forma financial statements for CCAIR and any required financial information will be filed pursuant to an amendment to the Form 8-K as soon as practicable (but no later than 60 days following the date on which this report was required to have been filed).

      (c) Exhibits.


            Exhibit               Description             Method of Filing
            -------               -----------             ----------------
            No. 2.2        Merger Agreement, dated        Filed as Exhibit 2.2
                           as of January 28, 1999,        to Mesa Air's
                           by and among Mesa Air          Registration
                           Group, Inc., Mesa Merger       Statement on Form
                           Corporation and CCAIR,         S-4, filed April 19,
                           Inc.                           1999 and
                                                          incorporated herein
                                                          by reference

            No. 99.1       Press release dated June       Filed herewith
                           9, 1999

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MESA AIR GROUP, INC.


                                    By:  /s/ Steven E. Markhoff
                                        ---------------------------------
                                    Name:    Steven E. Markhoff
                                         --------------------------------
                                    Title:   Secretary
                                         --------------------------------


Dated:  June 9, 1999
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                                  Exhibit Index

Exhibit
Number      Description
99.1        Press release dated June 9, 1999.